Dear Shareholder:

The Key Money Market Mutual Fund Prospectus is being revised. The following statements correctly reflect the Key Money Market Mutual Funds investment policies. The following supplement also provides important information about the reorganization of the Key Mutual Funds. This information is important and should be kept with a copy of your Prospectus.
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KeyFunds
Key Money Market Mutual Fund
Supplement Dated January 2, 1998
to the Prospectus Dated April 1, 1996
as previously supplemented


The prospectus of the above Fund is supplemented by replacing the fourth paragraph on page 4 under Investment Objective and Policies with the following:

INVESTMENT OBJECTIVE AND POLICIES


The Fund is limited to investment in securities issued or fully guaranteed as to principal and interest by the United States Government, its agencies or instrumentalities, or U.S. bank obligations. The Fund currently intends to concentrate in securities issued or fully guaranteed as to principal and interest by the United States Government, its agencies or instrumentalities, and repurchase agreements with respect to such instruments. The Fund will further limit its allowable investments to obligations of the U.S. Government and to obligations of the following agencies and instrumentalities: Federal Home Loan Banks, The Federal Home Loan Bank Board, the Tennessee Valley Authority, Federal National Mortgage Association, Government National Mortgage Association, Federal Home Loan Mortgage Corporation, Student Loan Marketing Association and the Federal Farm Credit Bank.

   On December 2, 1997, the Board of Directors unanimously recommended a reorganization and liquidation of the Funds. The Boards recommendations and more information are more fully described in the Combined Prospectus/Proxy Statement that has been filed with the Securities and Exchange Commission, and when effective, will be provided to shareholders of record on or about December 26, 1997. Shareholders will be asked to approve the reorganization and other additional items as set forth in the Proxy Statement.

   If the reorganization is approved by shareholders, shareholders of Key Money Market Mutual Fund will become shareholders of the Victory Federal Money Market Fund (Investor Class).

   As a shareholder, your Funds assets will be exchanged for equivalent full and fractional shares of the Victory Federal Money Market Fund listed above without sales charges and on a tax-free basis.


Please insert this Supplement in the front of your Prospectus. Investors wishing to obtain more information, should call the Fund at 800-KEY-FUND.

2KF-MMM-SUP4